Supplement dated May 30, 2022 to:
Value Line Mid Cap Focused Fund, Inc. Statement of Additional Information dated May 1, 2022	Value Line Core Bond Fund Statement of Additional Information dated May 1, 2022
Value Line Capital Appreciation Fund, Inc. Statement of Additional Information dated May 1, 2022	Value Line Small Cap Opportunities Fund, Inc. Statement of Additional Information dated August 1, 2021
Value Line Larger Companies Focused Fund, Inc. Statement of Additional Information dated May 1, 2022	Value Line Asset Allocation Fund, Inc. Statement of Additional Information dated August 1, 2021
Value Line Select Growth Fund, Inc. Statement of Additional Information dated May 1, 2022
The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional
Information (“SAI”) and any existing Supplements thereto.
Effective May 30, 2022, the Board of Directors/Trustees of your Fund has appointed Jim Gallo as the Fund’s Treasurer and Chief Financial Officer. Mr. Gallo replaces Christopher W. Roleke who has resigned as of the same date. Accordingly, effective May 30, 2022, all references to Mr. Roleke with respect to periods after that date are hereby deleted. Mr. Gallo has been a Director of Foreside Management Services, LLC since May 9, 2022. Prior thereto, he was Vice President and Director of Fund/Client Accounting for BNY Mellon Asset Servicing from 2006 to 2021.
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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE